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                    POWERSHARES EXCHANGE-TRADED FUND TRUST

             SUPPLEMENT DATED AUGUST 31, 2006 TO THE PROSPECTUS OF

                   PowerShares Water Resources Portfolio
                                 (the "Fund")

At the adjourned Special Meeting of Shareholders held on August 31, 2006 (the "Special Meeting"), the shareholders of the Fund approved a new investment advisory agreement between the PowerShares Exchange-Traded Fund Trust (the "Trust"), on behalf of the Fund, and PowerShares Capital Management LLC, the investment adviser to the Fund. The contractual advisory fee rate payable by the Fund under its current investment advisory agreement with PowerShares Capital Management LLC will not increase, and the terms of the new investment advisory agreement are substantially identical to the terms of the existing investment advisory agreement between the Trust and PowerShares Capital Management LLC. The new investment advisory agreement will be effective upon the consummation of the acquisition of PowerShares Capital Management LLC by AMVESCAP PLC (the "Acquisition") pursuant to the terms of the Purchase Agreement dated as of January 23, 2006 by and among PowerShares Capital Management LLC and certain owners thereof, AMVESCAP PLC and A I M Management Group, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC. The Acquisition is targeted to occur in the third quarter of 2006.

In addition, at the Special Meeting the shareholders of the Fund voted to change the Fund's investment objective from a fundamental policy to a non-fundamental policy. Accordingly, the Fund's investment objective may now be changed upon 60 days' notice to shareholders. There is no current intention to change the Fund's investment objective.

The second paragraph under the section titled "Additional Investment Strategies" is hereby replaced with the following:

    Each of the policies described herein, including the investment objective of each Fund constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information under "Investment Restrictions."


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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                    POWERSHARES EXCHANGE-TRADED FUND TRUST

            SUPPLEMENT DATED AUGUST 31, 2006 TO THE STATEMENT OF
                ADDITIONAL INFORMATION DATED AUGUST 30, 2006

The following paragraph under the section titled "Investment Restrictions and Policies--Investment Restricions" is hereby deleted.

     The investment objective of the PowerShares Water Resources Portfolio is also a fundamental policy that cannot be changed without approval by shareholders as described in the preceding paragraph; except that, with the approval of the Board and without shareholder approval, the Fund can amend its investment objective to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of an index provided and maintained by a different Index Provider so long as that replacement index is otherwise comparable to the original Underlying Index.

The last paragraph under the section titled "Investment Restrictions and Policies--Investment Restricions" is hereby replaced with the following:

     The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.